UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2007

ADVANTA BUSINESS CARD MASTER TRUST
(Issuing Entity)
ADVANTA BANK CORP.
(Exact name of sponsor as specified in its charter)
ADVANTA BUSINESS RECEIVABLES CORP.
(Depositor)
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-141065 (Commission File Number)	23-2852207 (IRS Employer Identification Number)
2215 B Renaissance Drive, Suite 5
Las Vegas, Nevada
89119
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (702) 966-4246
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events
Item 9.01 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement, dated July 19, 2007
AdvantaSeries Class B(2007-B2) Terms Document

Information to be Included in the Report
Section 8 – Other Events
Item 8.01 – Other Events
     On July 31, 2007, Advanta Business Card Master Trust issued its AdvantaSeries Class B(2007-B2) Asset Backed Notes (the “Issued Notes”). The Issued Notes were registered pursuant to the Registration Statement on Form S-3, as amended (File No. 333-141065).
     The Issued Notes are part of a series of notes called the AdvantaSeries. The AdvantaSeries consists of Class A Notes, Class B Notes, Class C Notes and Class D Notes. The Issued Notes are a tranche of the Class B Notes.
Section 9 – Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits
The following exhibits are filed as part of this report:
1.1	Underwriting Agreement, dated July 19, 2007, among Advanta Business Receivables Corp., Advanta Bank Corp. and Deutsche Bank Securities Inc., as Representative of the Underwriter.

4.1	AdvantaSeries Class B(2007-B2) Terms Document, dated as of July 31, 2007, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 31, 2007

ADVANTA BUSINESS RECEIVABLES CORP.

By: Name:	/s/ Michael Coco Michael Coco
Title:	President

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 19, 2007, among Advanta Business Receivables Corp., Advanta Bank Corp. and Deutsche Bank Securities Inc., as Representative of the Underwriter.

4.1	AdvantaSeries Class B(2007-B2) Terms Document, dated as of July 31, 2007, between Advanta Business Card Master Trust and Deutsche Bank Trust Company Americas, as Indenture Trustee.